UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: March 18, 2009
DOLE FOOD COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Dole Drive
Westlake Village, California 91362

(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (818) 879-6600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.15
EX-4.17
EX-10.2
EX-10.4

Section 1. Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
In connection with the refinancing of Dole’s senior notes due 2009, our senior secured credit facilities were amended on March 18, 2009. Amendment No. 1 to Dole’s senior secured term credit facility is Exhibit 10.2 to this Form 8-K. Amendment No. 1 to Dole’s senior secured revolving credit facility is Exhibit 10.4 to this Form 8-K. The amendments, among other things: (i) permit debt securities secured by a junior lien to be issued to refinance our senior notes due in 2009 and 2010 in an amount up to the greater of (x) $500 million and (y) the amount of debt that would not cause the senior secured leverage ratio to exceed 3.75 to 1.00; (ii) add a new restricted payments basket of up to $50 million to be used to prepay our senior notes due in 2009 and 2010 subject to pro forma compliance with the senior secured credit facilities and $70 million of unused availability under the revolving credit facility; (iii) increase the applicable margin for (x) the term loan facilities to LIBOR plus 5.00% or the base rate plus 4.00%, subject to a 50 basis point step down if the priority senior secured leverage ratio is less than or equal to 1.75 to 1.00 and (y) for the revolving credit facility, to a range of LIBOR plus 3.00% to 3.50% or the base rate plus 2.00%to 2.50%; (iv) provide for a LIBOR floor of 3.00% per annum for the term loan facilities; (v) add a first priority secured leverage maintenance covenant to the term loan facility; and (vi) provide for other technical and clarifying changes.
Section 2. Financial Information
Item 2.03 Creation of Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement.
On March 18, 2009, Dole completed the sale and issuance of $349,903,000 aggregate principal amount of 13.875% senior secured notes due March 2014 (“2014 Notes”) at a discount of $25 million. The 2014 Notes were sold to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 (“Securities Act”) and to persons outside the United States in compliance with Regulation S under the Securities Act. The sale was exempt from the registration requirements of the Securities Act. Interest on the 2014 Notes will be paid semiannually in arrears on March 15 and September 15 of each year, beginning on September 15, 2009. The 2014 Notes have the benefit of a lien on certain U.S. assets of Dole and its U.S. subsidiaries that is junior to the liens of our senior secured credit facilities, and are senior obligations ranking equally with our existing senior debt. The indenture pursuant to which the 2014 Notes were issued is Exhibit 4.15 to this Form 8-K. The form of global note and guarantee is Exhibit 4.16 to this Form 8-K. The registration rights agreement entered into in connection with the issuance of the 2014 Notes is Exhibit 4.17 to this Form 8-K.
Section 9. Financial Statement and Exhibits

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits:

4.15
Indenture, dated as of March 18, 2009, among Dole Food Company, Inc., the guarantors signatory thereto and U.S. Bank National Association, as trustee, pursuant to which $349,903,000 of Dole’s 13.875 senior secured notes due 2014 were issued.

4.16	Form of Global Note and Guarantee for Dole’s 13.875% senior secured notes due 2014 (included as Exhibits A and D, respectively, to Exhibit 4.15 hereto).

4.17
Registration Rights Agreement, dated as of March 18, 2009, among Dole Food Company, Inc. and the guarantors named therein, as issuers, and Deutsche Bank Securities, Inc., Banc of America Securities LLC, Scotia Capital (USA) Inc., Rabo Securities USA, Inc. and Goldman, Sachs & Co., as initial purchasers.

10.2
Amendment No. 1, dated as of March 18, 2009, to Credit Agreement, dated as of March 28, 2003, amended and restated as of April 18, 2005 and further amended and restated as of April 12, 2006, among DHM Holding Company, Inc., a Delaware corporation, Dole Holding Company, LLC, a Delaware limited liability company, Dole Food Company, Inc., a Delaware corporation, Solvest, Ltd., a company organized under the laws of Bermuda, the Lenders from time to time party hereto, Deutsche Bank AG New York Branch, as Deposit Bank, Deutsche Bank AG New York Branch, as Administrative Agent, Banc Of America Securities LLC, as Syndication Agent, The Bank of Nova Scotia, as Documentation Agent and Deutsche Bank Securities Inc., as Lead Arranger and Sole Book Runner.

10.4
Amendment No. 1, dated as of March 18, 2009, to Credit Agreement, dated as of April 12, 2006, among DHM Holding Company, Inc., a Delaware corporation, Dole Holding Company, LLC, a Delaware limited liability company, Dole Food Company, Inc., a Delaware corporation, the Lenders party hereto from time to time, Deutsche Bank AG New York Branch, as Administrative Agent, Banc of America Securities LLC, as Syndication Agent, Deutsche Bank Securities LLC and Banc of America Securities LLC, as Joint Book Running Managers and Deutsche Bank Securities Inc. as Lead Arranger.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dole Food Company, Inc. Registrant
March 24, 2009	By:	/s/ C. MICHAEL CARTER
C. Michael Carter
Executive Vice President, General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit
Number	Description
4.15*
Indenture, dated as of March 18, 2009, among Dole Food Company, Inc., the guarantors signatory thereto and U.S. Bank National Association, as trustee, pursuant to which $349,903,000 of Dole’s 13.875 senior secured notes due 2014 were issued.

4.16*	Form of Global Note and Guarantee for Dole’s 13.875% senior secured notes due 2014 (included as Exhibits A and D, respectively, to Exhibit 4.15 hereto).

4.17*
Registration Rights Agreement, dated as of March 18, 2009, among Dole Food Company, Inc. and the guarantors named therein, as issuers, and Deutsche Bank Securities, Inc., Banc of America Securities LLC, Scotia Capital (USA) Inc., Rabo Securities USA, Inc. and Goldman, Sachs & Co., as initial purchasers.

10.2*
Amendment No. 1, dated as of March 18, 2009, to Credit Agreement, dated as of March 28, 2003, amended and restated as of April 18, 2005 and further amended and restated as of April 12, 2006, among DHM Holding Company, Inc., a Delaware corporation, Dole Holding Company, LLC, a Delaware limited liability company, Dole Food Company, Inc., a Delaware corporation, Solvest, Ltd., a company organized under the laws of Bermuda, the Lenders from time to time party hereto, Deutsche Bank AG New York Branch, as Deposit Bank, Deutsche Bank AG New York Branch, as Administrative Agent, Banc Of America Securities LLC, as Syndication Agent, The Bank of Nova Scotia, as Documentation Agent and Deutsche Bank Securities Inc., as Lead Arranger and Sole Book Runner.

10.4*
Amendment No. 1, dated as of March 18, 2009, to Credit Agreement, dated as of April 12, 2006, among DHM Holding Company, Inc., a Delaware corporation, Dole Holding Company, LLC, a Delaware limited liability company, Dole Food Company, Inc., a Delaware corporation, the Lenders party hereto from time to time, Deutsche Bank AG New York Branch, as Administrative Agent, Banc of America Securities LLC, as Syndication Agent, Deutsche Bank Securities LLC and Banc of America Securities LLC, as Joint Book Running Managers and Deutsche Bank Securities Inc. as Lead Arranger.

*	Filed herewith

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